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                                                                Exhibit 10C
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                                 BHA GROUP, INC.
                              AMENDED AND RESTATED
                          EMPLOYEE STOCK OWNERSHIP PLAN







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                                 BHA GROUP, INC.
                              AMENDED AND RESTATED
                          EMPLOYEE STOCK OWNERSHIP PLAN


              THIS AMENDED AND RESTATED BHA GROUP HOLDINGS, INC. EMPLOYEE STOCK OWNERSHIP PLAN made this 1st day of May 2000, by BHA Group Holdings, Inc. (the "Employer"), a corporation organized and existing under the laws of the State of Delaware.

              WHEREAS, the Employer previously established the BHA Group Holdings, Inc. Employee Stock Ownership Plan, effective originally August 1, 1986 (the "Prior Plan");

              WHEREAS, the Employer reserved the right to amend the Prior Plan pursuant to Section 9.01 of the Prior Plan; and

              WHEREAS, the Employer wishes to amend and restate the Prior Plan pursuant to the provisions thereof to conform to the requirements of the Tax Reform Act of 1986, the Revenue Act of 1987, the Technical and Miscellaneous Revenue Act of 1988, the Omnibus Budget Reconciliation Acts of 1986, 1987, 1989 and 1993 and the Unemployment Compensation Amendments of 1992, and in certain other respects.

              NOW, THEREFORE, effective May 1, 2000, the Employer hereby amends and restates the Prior Plan in its entirety as follows:

                                   SECTION 1.
                               DEFINITION OF TERMS

              The following definitions shall apply to all words and phrases listed below unless the context in which the word or phrase appears reasonably requires a broader, narrower or different meaning:

1.01:      ACCOUNT
              Account shall mean the interest of a Participant in the Trust Fund and shall include the Contingent Employer Stock Account, the Non-Stock Account and the Employer Stock Account.

1.02:      ADMINISTRATOR
              Administrator shall mean the person or group of persons designated by the Employer as Administrator of the Plan or, if no Administrator is specifically so designated, the Employer shall be the Administrator.


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1.03:      ALLOCATION DATE
              Allocation Date shall mean September 30 of each year and such other valuation dates as the Administrator shall direct.

1.04:      BOARD OF DIRECTORS
              Board of Directors shall mean the Board of Directors of BHA Group Holdings, Inc., a Delaware corporation.

1.05:      BREAK IN SERVICE
              Break in Service shall mean a Plan Year during which a Participant has not completed more than five hundred (500) Hours of Service.

              Solely for purposes of determining whether a Break in Service for participation and vesting service has occurred with respect to an Employee who is absent on account of a Maternity/Paternity Leave of Absence, such Employee shall be credited with the following hours, up to a maximum of 501 hours, as Hours of Service.

                           (a) the Hours of Service which otherwise would
              normally have been credited to such Employee but for the Maternity/Paternity Leave of Absence, or

                           (b) in any case in which the Administrator is unable
              to determine the Hours of Service described in paragraph (a), eight (8) Hours of Service per day of such absence.

              The hours described in paragraphs (a) and (b) above shall be treated as Hours of Service:

                                 (i) only in the Plan Year in which the
                      Maternity/Paternity Leave of Absence begins, if the Employee would be prevented from incurring a Break in Service in such Plan Year solely because the period of absence is treated as Hours of Service as provided above, or

                                 (ii) in any other case, in the immediately
                      following Plan Year.

              The term "Maternity/Paternity Leave" means a temporary cessation from active employment for any of the following reasons:

                                  (A) the pregnancy of the Employee,

                                  (B) the birth of a child of the Employee,

                                  (C) the placement of a child with the Employee
                      in connection with the adoption of such child by the Employee, or


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                                  (D) caring for such child for a period
                      beginning immediately following such birth or placement;

provided, however, that in order for the absence to qualify as a Maternity/Paternity Leave of Absence, the Employee must furnish the Administrator in a timely manner with such information and documentation as shall establish that the absence from work is for reasons referred to above and the number of days for which there was such absence.

1.06:      CODE
              Code shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.07:      COMPENSATION
              Compensation shall mean the entire amount paid or accrued to each Employee or Participant with respect to the Plan Year by the Employer and shall mean the entire amount of all salary, wages, commissions, overtime pay, bonuses, and other benefits paid or accrued by the Employer to such Employee or Participant, together with any such amounts which are deferred pursuant to (A) a salary deferral agreement under the BHA Group, Inc. 401 (k) Profit Sharing Plan and Trust (the "401 (k) Plan") and (B) an elective contribution to a Cafeteria Plan within the meaning of Section 125 of the Code, with respect to the year for services rendered by such Employee or Participant for the Employer, but excluding contributions to or benefits under this Plan or any other pension, profit sharing or retirement plans.

              Notwithstanding anything contained herein to the contrary, the amount of Compensation taken into account for all purposes of the Plan for Plan Years commencing on or after September 1, 1989 and before September 1, 1994, shall not exceed $200,000, adjusted for changes in the cost of living as provided in Section 415 (d) of the Code. The amount of Compensation taken into account for all purposes of the Plan for Plan Years commencing on or after September 1, 1994, shall not exceed $150,000, adjusted for changes in the cost of living as provided in Section 401 (a) (17) (B) of the Code. For purposes of these compensation limitations other than calculating the limitations pursuant to Section 415 of the Code, the Compensation of any Participant who is either
(x) a five percent (5%) owner of the Employer, as determined under Section 414
(q) of the Code, or (y) one of the 10 highly compensation employees, as determined under Section 414 (q) of the Code, paid the greatest compensation during the Plan Year by the Employer, shall be aggregated with the Compensation, if any, of such Participant's Family Group, so that the amount of compensation of the Family Group taken into account for all purposes of the Plan may not exceed the applicable compensation limitation. A Participant's Family Group shall mean the Member, his spouse and any of his lineal descendants who have not attained age 19 before the close of the Plan Year.


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1.08:      COMPUTATION PERIOD
              Computation Period shall mean a period of 12 months commencing on any October 1 and ending on September 30 of the following year.

1.09:      CONTINGENT EMPLOYER STOCK ACCOUNT
              Contingent Employer Stock Account shall mean that portion of the Account of a Participant which is credited with shares of Employer Stock purchased by the Trustee or contributed to the Trust Fund, and which may not be distributed to Participants until the removal of a contingency restriction or other encumbrance.

1.10:      EFFECTIVE DATE AND ANNIVERSARY DATE
              Effective Date of this amendment and restatement of the Existing Plan shall mean October 1, 1989. Anniversary Date for any year shall mean October 1 of such year.

1.11:      EMPLOYEE
              Employee shall mean each individual who now or hereafter is employed by the Employer. Employee shall include an individual considered a leased employee of the Company under Section 414 (n) or (o) for the Code, unless such leased employee is covered by a plan described in Section 414 (n) (5) of the Code and all such leased employees do not constitute more than 20% of the Company's non-highly compensated work force.

1.12:      EMPLOYER
              Employer shall mean BHA Group Holdings, Inc., or any other affiliated business entities adopting this Plan and Trust with approval of the Board of Directors. In the case of a group of employers which constitutes a controlled group of corporations (as defined in Section 414 (b) of the Code) or which constitutes trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414 (c) of the Code) or which constitutes an affiliated service group (as defined in Section 414 (m)), all such employers shall be considered a single employer for purposes of participation and vesting.

1.13:      EMPLOYER STOCK
              Employer Stock shall mean stock which is issued by the Employer and shall mean common, voting shares.

1.14:      EMPLOYER STOCK ACCOUNT
              Employer Stock Account shall mean that portion of the Account of a Participant which is credited with shares of Employer Stock purchased by the Trustee or contributed to the Trust Fund, except shares allocated to the Contingent Employer Stock Account. Employer Stock purchased with the proceeds of an exempt loan shall be accounted for separately form other Employer Stock.

1.15:      HIGHLY COMPENSATED EMPLOYEES
              Highly Compensated Employee shall mean any Employee who, during the relevant Plan Year or the next preceding Plan Year:


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                           (a) was at any time a 5% owner (as defined in Section
              416 (i) of the Code) of any Employer;

                           (b) received compensation from the Employer in excess
              of $85,485;

                           (c) received compensation from the Company in excess
              of $50,000 and was in the top-paid group of employees (as defined in Section 414 (q) of the Code) for such year; or

                           (d) was at any time an officer of an Employer and
              received compensation greater than 50% of the amount in effect under Section 415 (b) (1) (A) of the Code for such year.

              The definition of a Highly Compensated Employee shall be determined pursuant to Section 414 (q) of the Code, any regulations issued thereunder, and any cost of living adjustments (as issued by the Secretary of the Treasury or his delegate) applicable to the dollar figures specified above.

1.16:      HOUR OF SERVICE
              Hour of Service for any Plan Year after the first Plan Year shall mean each Hour of Service with Employer. Hour of Service for the first Plan Year shall mean each Hour of Service with Employer and each Hour of Service with Standard Havens during the period commencing on October 1, 1985 and ending on September 30, 1986. Hour of Service for years prior to the first Plan Year shall mean each Hour of Service with Standard Havens.

1.17:      HOUR OF SERVICE WITH EMPLOYER
                           Hour of service with Employer shall mean the sum of:

                           (a) each hour for which an Employee is paid, or
              entitled to payment, for the performance of duties for the Employer during the applicable Computation Period.

                           (b) each hour for which an Employee is paid, or
              entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided, however, notwithstanding the preceding sentence,

                                  (i) no more than 501 hours of Service with
                      Employer shall be credited to an Employee on account of any single continuous period during which such Employee performs no duties (whether or not such period occurs in a single Computation Period),


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                                  (ii) an hour for which an Employee is directly
                      or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation or unemployment compensation or disability insurance laws, and

                                  (iii) Hours of Service with Employer shall not
                      be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

For purposes of this paragraph (b), a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly or indirectly, through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of employees in the aggregate.

                           (c) each hour for which backpay, irrespective of
              mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service with the Employer shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). Crediting of Hours of Service with the Employer for backpay awarded or agreed to with respect to periods described in paragraph (b) shall be subject to the limitations set forth in that paragraph.

In the case of paragraph (a) above, each such Hour of Service with the Employer shall be credited to the applicable Computation Period in which the duties were performed. In the case of paragraph (c) above, each such Hour of Service with the Employer shall be credited to the applicable Computation Period to which the award or agreement pertains, rather than the Computation Period in which the award, agreement or payment is made. In the case of paragraph (b) above, each such additional Hour of Service with the Employer shall be credited pursuant to
Section 2530.200b-2 of the U.S. Department of Labor Regulations which are incorporated herein by reference.

1.18:      HOUR OF SERVICE WITH STANDARD HAVENS
              Hour of Service with Standard Havens shall mean the sum of:

                           (a) each hour for which an Employee is paid, or
              entitled to payment, for the performance of duties for Standard Havens during the applicable Computation Period prior to October 1, 1986.


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                           (b) each hour for which an Employee is paid, or
              entitled to payment, by Standard Havens on account of a period of time prior to October 1, 1986 during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided, however, notwithstanding the preceding sentence,

                                 (i) no more than 501 Hours of Service with
                      Standard Havens shall be credited to an Employee on account of any single continuous period during which such Employee performs no duties (whether or not such period occurs in a single Computation Period),

                                 (ii) an hour for which an Employee is directly
                      or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation or unemployment compensation or disability insurance laws, and

                                 (iii) Hours of Service with Standard Havens
                      shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

For purposes of this paragraph (b), a payment shall be deemed to be made by or due from Standard Havens regardless of whether such payment is made by or due from Standard Havens directly or indirectly, through, among others, a trust fund, or insurer, to which Standard Havens contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                           (c) each hour for which backpay on account of a
              period of time prior to October 1, 1986, irrespective of mitigation of damages, is either awarded or agreed to by Standard Havens. The same Hours of Service with Standard Havens shall not be credited both under paragraph (a) or paragraph b, as the case may be, and under this paragraph (c). Crediting of Hours of Service with Standard Havens for backpay awarded or agreed to with respect to periods described in paragraph (b) shall be subject to the limitations set forth in that paragraph.

In the case of paragraph (a) above, each such Hours of Service with Standard Havens shall be credited to the applicable Computation Period in which the duties were performed. In the case of paragraph (c) above, each such Hour of Service with Standard Havens shall be credited to the applicable Computation Period to which the award or agreement pertains, rather than the Computation Period in which the award, agreement or payment is made.


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In the case of paragraph (b) above, each such additional Hour of Service with
Standard Havens shall be credited pursuant to Section 2530.20O. b-2 of the U.S. Department of Labor Regulations which are incorporated herein by reference.

1.19:      NON-STOCK ACCOUNT
              Non-Stock Account shall mean that portion of the Account of a Participant which is funded with assets or cash other than Employer Stock.

1.20:      NORMAL RETIREMENT DATE
              Normal Retirement Date shall mean the first day of the calendar month of the Participant's sixty-fifth (65th) birthday.

1.21:      PARTICIPANT
              Participant shall mean an individual who has qualified for participation in accordance with the requirements of the Plan.

1.22:      PERSON
              Person shall mean any natural person, partnership, joint venture, corporation, mutual company, joint stock company, trust, estate, unincorporated organization, association or employee organization.

1.23:      PLAN
              Plan shall mean the Amended and Restated Employee Stock Ownership Plan of the Employer described herein, as from time to time supplemented and amended.

1.24:      PLAN YEAR
              The first Plan Year shall mean the period commencing on August 1, 1986 and ending on September 30, 1986. Each Plan Year thereafter shall mean a period of 12 months commencing on any October 1 and ending on September 30 of the following year.

1.25       PRIOR PLAN
              The Plan as in effect on August 31, 1989.

1.26       SPOUSE
              Spouse shall mean the person to whom the Participant is legally married on the date of the participant's death and any former Spouse to the extent provided under a qualified domestic relations order as described in
Section 414 (p) of the Code.

1.27       STANDARD HAVENS
              Standard Havens shall mean Standard Havens, Inc., a corporation organized and existed under the laws of the State of Missouri.

1.28:      TRUST
              Trust shall mean the Trust embodied in the Trust Agreement and all supplements thereto.


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1.29       TRUST AGREEMENT
              Trust Agreement shall mean the agreement between the Trustee and the Employer establishing the Trust and specifying the duties of the Trustee.

1.30:      TRUST FUND
              Trust Fund shall mean the cash, bonds, stock, insurance policies and other properties, including liabilities attributable thereto, held by the Trustee pursuant to the terms of the Trust Agreement.

1.31:      TRUSTEE
              Trustee shall mean the Trustee or Trustees, or any successor Trustee or Trustees appointed by the Employer, acting at any time under the terms of the Trust Agreement or duly appointed successor Trustee or Trustees.

1.32:      YEAR OF SERVICE
              Year of Service shall mean, for purposes of vesting and benefit accrual, a consecutive twelve-month Computation Period during which an Employee has completed at least one thousand (1,000) Hours of Service.

                                   SECTION 2.
                           PARTICIPATION - ELIGIBILITY

2.01:      ELIGIBILITY FOR PARTICIPATION
              Each Participant of the Prior Plan shall continue to be a participant this restated Plan.

              Except as provided in the next paragraph of this Section 2.01, each other Employee of the Employer shall become a Participant as of the first day of the first Plan Year following the date on which he first performs an Hour of Service during which Plan Year such Employee completes at least five hundred
(500) Hours of Service.

              Notwithstanding the foregoing, independent contractors, leased employees (within the meaning of Section 414 (n) (2) of the code), employees of affiliated service groups (within the meaning of Section 414 (m) of the Code), nonresident aliens of the U.S. and persons described in Section 2.04 shall be ineligible to participate in the Plan.

2.02:      CESSATION OF PARTICIPATION
              An Employee shall remain a Participant until his employment with the Employer is terminated (under conditions whereby a return to active employment is not reasonably contemplated). An Employee's participation shall cease upon his becoming a member of a union or group described in Section 2.04.


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              Upon ceasing to be a Participant, an Employee shall remain an inactive Participant until the entire amount held to his credit under the Plan is distributed or forfeited in accordance with the provisions of the Plan.

              Provided, however, in the case of termination of employment because of death (Section 6.03), disability (Section 6.02), or retirement at or after Normal Retirement Date (Section 6.01), a Participant's participation shall cease as of the last day of the Plan Year in which such event occurs.

2.03:      NOTICE TO ADMINISTRATOR
              The Employer shall advise the Administrator as to the Employees who are initially eligible to participate in the Plan, and as to those who shall have become eligible for each Plan Year thereafter. In the event that any question arises as to the eligibility of any Employee, the decision of the Administrator as to such Employee's eligibility shall be binding upon the Employer, the Employees, the Participants, their beneficiaries, and any and all other persons having any interest hereunder.

2.04:      EMPLOYEES COVERED BY COLLECTIVE BARGAINING
              For purposes of the Plan an Employee shall not be eligible to participate in the Plan if he is a member of a group with which the Employer has a collective bargaining agreement directly or through an employer's association, provided it is shown that retirement benefits have been a subject of good faith bargaining between the Employer or employers' association and such Employees of the Employer who are covered by the collective bargaining contract. All such Employees who are not described in the preceding sentence shall be eligible to participate in the Plan if they are otherwise qualified.

2.05:      RE-EMPLOYMENT
              For purposes of Section 2.01, if a Participant who has ceased to be employed by the Employer is later re-employed or if a Participant has a Break in Service, he shall receive credit for his prior service, and shall become a Participant immediately, only if (a) he had, at the time of his termination of services, a vested right to all or a portion of his Account derived from Employer contributions or (b) the number of his consecutive Breaks in Service is less than the greater of (i) five (5), or (ii) the aggregate number of his Years of Service before such break. In all other cases, a re-employed former Participant must fulfill the requirements of Section 2.01 to be eligible to participate in the Plan.

                                   SECTION 3.
                            CONTRIBUTIONS BY EMPLOYER

3.01:      NO REQUIRED PARTICIPANT CONTRIBUTIONS
              No contribution shall be required of any Participant as a condition of his participation in the Plan, and Participants shall not be permitted to contribute to the Trust Fund.


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3.02:      ANNUAL EMPLOYER CONTRIBUTIONS
              On or before the last business day of each Plan Year, the Board of Directors of the Employer, in its sole discretion, shall determine the amount, if any, that the Employer shall contribute to the Trust Fund for that Plan Year. Such Employer contributions may be made to the Trust Fund in cash or stock of the Employer or in other property in kind valued at fair market value thereof at the time of contribution.

3.03:      DATE OF PAYMENT
              No later than the time prescribed by law, including extension of time, for filing the Employer's Federal income tax return for each Plan Year, the Employer shall pay over to the Trustee of the Trust Fund the Employer's contribution.

3.04:      PAYMENT OF EXPENSES
              In addition to its contribution, the Employer may elect to pay all the administrative expenses of the Plan and all fees and retainers of the Plan's Trustee, actuary, accountant, counsel, consultant, administrator, or other specialist, so long as the Plan or Trust Fund remains in effect. If the Employer does not elect to pay all or part of such expenses, the Trustee shall pay expenses and charge the payment thereof against the Trust Fund. Any expenses directly relating to the investments of the Trust Fund, such as taxes, brokerage commissions, registrations, charges and the like, shall be paid from the Trust Fund.

                                   SECTION 4.
                           ALLOCATION OF CONTRIBUTIONS

4.01:      PARTICIPANT ACCOUNTS
              The Trustee shall maintain a separate Account for each Participant to which the Administrator shall instruct the Trustee to credit and debit all appropriate amounts, including investment appreciation and depreciation, income and expenses, forfeitures, contributions, and distributions. The Trustee shall keep records which shall indicate the Account balances of each Participant.

4.02:      VALUATION DATE
              The Trustee, as of the Allocation Date, and at such other time or times as the Administrator shall direct, shall determine the net worth of the Trust Fund and the Plan's Recordkeeper shall make allocations for the purpose of determining the value of Participant's Accounts. Such determination shall be reported in writing to the Administrator, and to such other persons as the Administrator directs.

4.03:      ALLOCATIONS
              As of the Allocation Date the Account of each Participant shall be credited and debited as follows:


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                           (a) The Employer Stock Account and Contingent
              Employer Stock Account of each Participant will be credited with their allocable shares of changes in the value of Employer Stock held in such Accounts, with their allocable share of Employer Stock (including fractional shares) purchased and paid for by the Trustee or contributed in kind by the Employer, with forfeitures of Employer Stock, and with stock dividends on Employer Stock held in such Stock Account and Contingent Employer Stock Account.

                           (b) The Non-Stock Account of each Participant will be
              credited (or debited) with its share of the change in net worth of the Trust Fund (exclusive of contributions, distributions, and changes in value of Employer Stock), with cash dividends on Employer stock in such Participant's Employer Stock Account and Contingent Employer Stock Account, and with Employer contributions and forfeitures in other than Employer Stock. It will be debited for any payments on purchases of Employer Stock or for repayment of debt (including principle and interest) incurred for the purchase of Employer Stock.

4.04       MANNER OF MAKING ALLOCATIONS
              The allocations under Section 4.03 shall be made as follows:

                           (a) Employer contributions will be allocated as of
              such Allocation Date among the Accounts of Participants so entitled in the ratio in which the Compensation of each bears to the aggregate Compensation of all such Participants for that Plan Year. Only Employees who are Participants with at least five hundred (500) Hours of Service during the Plan Year which includes the applicable Allocation Date are entitled to an allocation of an Employer contribution for such Plan Year.

                           (b) All shares of Employer Stock acquired with the
              proceeds of an exempt loan will be credited to a suspense account (the "Employer Stock Suspense Account") prior to their allocation to the Contingent Employer Stock Accounts of Participants. Such Employer Stock shall be allocated as of the Allocation Date from the Employer Stock Suspense Account to the Contingent Employee Stock Accounts of Participants in accordance with paragraph (a) above in an amount equal to the number of shares of Employer Stock in the Employer Stock Suspense Account as of such date multiplied by a fraction the numerator of which is the amount of principle and interest paid for the year and the denominator of which is the sum of the numerator and the principle and interest to be paid for all future years. Employer Stock allocated pursuant hereto shall be maintained in Participants' Contingent Employer Stock Accounts until the time that the full principle amount of the related indebtedness shall actually have been paid, at which time such Employer Stock shall be transferred to Participants' Employer Stock Accounts.


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                           (c) Forfeitures will be allocated as of such
              Allocation Date among the Accounts of remaining Participants so entitled in the ratio in which the Compensation of each bears to the aggregate Compensation of all such Participants for that Plan Year. Only Employees who are Participants as of the applicable Allocation Date are entitled to an allocation of Forfeitures.

                           (d) The change in net worth of the Trust Fund will be
              allocated to each Participant's Account in the ratio in which the balance of his Account on the preceding Allocation Date bears to the sum of the balances of all Participants' Accounts on that date.

4.05:      LIMITATION ON ALLOCATION
                            (a) The Annual Additions for each Plan Year with
              respect to any Participant under this Plan may not exceed the lesser of:

                                 (i)  Twenty-five percent (25%) of his
                      Compensation, or

                                 (ii) $30,000, as adjusted for increases in the
                      cost of living pursuant to Section 415 (d) of the Code.

For this purpose, "Annual Additions" shall be, except as provided in sub-section
(b) below, the total of the Employer contributions, forfeitures (including any income attributable to forfeitures) and all Employee contributions for the Plan Year under this Plan, the 401 (k) Plan and any other defined contribution plan (as defined in Section 3 (34) of ERISA) of the Employer which is qualified under
Section 401 (a) of the Code. In determining such Annual Additions, forfeitures of Employer Stock shall be included at the fair market value of Employer Stock as of the Allocation Date. Reductions in Annual Additions where required, shall be accomplished first by reductions under the 401 (k) Plan pursuant to the terms of such plan.

              Any forfeitures which cannot be allocated to any Participant's Account by reason of these limitations shall be credited to a "Forfeiture Suspense Account" and allocated as forfeitures under Section 4.04 for the next succeeding Plan Year (prior to the allocation of Employer contributions for such succeeding Plan Year).

              Any other amounts which cannot be allocated to a Participant's Account by reason of these limitations shall be reapplied to reduce Employer contributions under the Plan for the next Plan Year (and for succeeding Plan Years, as necessary).

                           (b) Employer contributions which are used by the
              Trust (not later than the due date, including extensions, for filing the Employer's Federal income tax return for the Plan Year) to pay interest on an exempt loan and any shares of Employer Stock held in Participant's Contingent Employer Stock Accounts, which are allocated as forfeitures, shall not be included as Annual Additions


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


              under sub-section (a) above; provided, however, that the provisions of this sub-section shall be applicable only for a Plan Year in which not more than one-third (1/3) of the Employee contributions applied to pay principle and/or interest on an exempt loan are allocated to Participants who are Highly Compensated Employees and the Administrator shall reallocate such Employee contributions to the extent necessary to satisfy this special rule.

                           (c) In any case where a Participant under this Plan
              is also a Participant under a "defined benefit plan" as defined in ERISA Section 3 (35) or is a Participant under a defined benefit plan and other defined contribution plans maintained by the Employers, the sum of the "defined benefit plan fraction" (as defined in Section 415 (e) (2) of the Code) and the "defined contribution plan fraction" (as defined in Section 415 (e) (3) of the Code) shall not exceed 1.25. Reduction of contributions to or benefits from all plans, where required, shall be accomplished by first reducing benefits under such other defined benefit plan or plans.

4.06:      NET WORTH OF THE TRUST FUND
              The Trustee, as of each Allocation Date, shall determine the net worth of the Trust Fund. In determining such net worth, the Trustee shall evaluate the assets of the Trust at their fair market value as of the last business day on or preceding such Allocation Date and shall deduct the principle amount and accrued interest thereon of any outstanding debts incurred by the Trust for the purchase of Employer Stock or otherwise and all expenses for which the Trustee has not been reimbursed by the Employer or from the Trust Fund. Such net worth valuation shall not include contributions made by the Employer or forfeitures for the Plan Year in which the Allocation Date occurs. The Trustee may use its discretion as to the most suitable manner of determining fair market value and net worth in accordance with the directions provided in this Plan and the Trust Agreement; provided, however if the Employer Stock is or becomes not readily tradeable on an established securities market, then any valuation under the Plan shall be based upon a written appraisal prepared by an independent appraiser (as defined in Section 401 (a) (28) of the Code).

4.07:      STATEMENT OF ACCOUNT
              As soon as practicable after the Trustee or the Plan's Recordkeeper, as applicable, has completed and reported the allocations provided for as of the end of each Plan Year, the Administrator shall present to each Participant a statement of his Account showing the credit to his Account at the beginning of such Plan Year, any changes during the Plan Year, his Account at the end of the Plan Year, and such other information as the Administrator may determine or as may be required by law. However, neither the maintenance of Accounts, the allocation of credits to Accounts, nor the statements of account shall operate to vest in any Participant any right or interest in or to any assets of the Trust except as the Plan and Trust specifically provide.

4.08:      DISCRETION TO MAKE EQUITABLE ALLOCATIONS AND VALUATIONS
              This Section 4 shall be administered in a uniform and non-discriminatory manner, and pursuant thereto the Trustee and Administrator (and the plan's Recordkeeper if a different entity from the Trustee) shall establish procedures for the purpose of making the required allocations, valuations, and adjustments. Should the Administrator and the Trustee (and/or the Plan's Recordkeeper, as applicable) determine that the strict application of the procedures so established or set forth herein will not result in an equitable and nondiscriminatory allocation or valuation, they may modify such procedures for the purpose of achieving what is in their opinion an equitable and nondiscriminatory allocation or valuation in accordance with the general purposes of this Section and of the Plan; provided, such modifications shall be for the exclusive benefit of the participants and shall not reduce the vested portion of a participant's interest.

                                   SECTION 5.
                            INVESTMENTS AND TRANSFERS

5.01:      TRUST FUND
              As set forth in the Plan and the Trust Agreement the Trustee shall receive contributions from the Employer and hold them subject to the Plan and Trust Agreement and shall invest the same as set forth in this Section and other provisions of the Plan and Trust Agreement for the purpose of accumulating values to provide benefits to Participants. The Administrator shall have authority and discretion to manage and control the Trust Fund. The primary purpose of the Plan is to acquire Employer Stock for the Account of each Participant. The Trustee shall be a directed, custodial Trustee responsible for only those duties assigned to it under the Trust Agreement.

5.02:      INVESTMENTS
              The primary purpose of the Plan is to invest in and hold Employer Stock for the benefit of Participants and beneficiaries. Therefore, upon the written direction of the Administrator, the Trustee shall invest and retain all or any portion of the Trust Fund in Employer Stock. Employer Stock may be purchased or otherwise acquired from the Employer, Participants, other holders of outstanding Employer Stock, or as newly issued Employer Stock. All purchases of Employer Stock shall be made at prices which, in the best judgment of the Administrator, do not exceed the fair market value of such shares of Employer Stock. The Trustee may also, as directed by the Administrator, invest funds in savings accounts (which may be in its own banking department), in Certificates of Deposit issued by itself or by any other bank or savings and loan association, in stocks, shares and obligations of corporations or of unincorporated associations or trusts or investment companies, in any kind of investment funds, mutual funds (open-end or otherwise including mutual funds for which the Trustee or any affiliate serves as the investment advisor, custodian or other service provider as disclosed in the current prospectuses for such mutual funds) or common trust funds, in any insurance policies on the life of any Participant, in any other kind of realty or personalty including purchase and leaseback transactions, in natural resources, or in any other kind of investment.

5.03:      AGREEMENTS TO PURCHASE
              As directed by the Administrator the Trustee shall have the power at any time to enter into legally binding agreements to purchase shares or other securities of the Employer, as specified in Section 5.02, from any person, whether or not such person shall own such shares or securities at the time such agreement is entered into, including Participants in this Trust. The purchase price set forth in the agreement shall be determined by the fair market values of such shares at the time of the purchase.

5.04: STOCK DIVIDENDS, SPLITS, RIGHTS, WARRANTS, OPTIONS AND OTHER CAPITAL REORGANIZATIONS

              Any securities received by the Trustee as a stock split or dividend or as a result of a reorganization or other recapitalization of the Employer shall be allocated as of each Allocation Date in the same manner as the stock to which it is attributable is then allocated. In the event any rights, warrants or options are issued on common shares or other securities of the Employer held in the Trust, the Trustee shall exercise them for the acquisition of additional common shares or other securities of the Employer to the extent that cash is then available. Any shares or other securities of the Employer acquired in this fashion shall be treated as shares or other securities of the Employer bought by the Trustee for the net price paid. Any rights, warrants or options on shares or other securities of the Employer which cannot be exercised for lack of cash may be sold by the Trustee as directed by the Administrator and the proceeds treated as a current cash dividend received on shares or other securities of the Employer.

5.05:      VOTING AND OTHER ACTION WITH RESPECT TO EMPLOYER STOCK
              Shares or other securities of the Employer (entitled to vote) which are held by the Trustee in Participants' Employer Stock Accounts and Contingent Employer Stock Accounts shall be voted by each such Participant to the extent that such shares are whole shares and are not subject to any liens, encumbrances, or any agreement or restrictions limiting such right to vote. All shares which are not so eligible to be voted by Participants shall be voted by the Trustee as directed by the Administrator. To the extent such direction as to voting has not been received, the Trustee shall not vote such shares.

              The Administrator, in consultation with the Trustee, shall establish the method of furnishing to each Participant all notices, prospectuses, financial statements, proxies, and proxy soliciting materials with respect to such unencumbered shares held in such Participant's Employer Stock Account, and the Administrator shall develop other uniform procedures for effecting the voting of such Employer Stock.

5.06:      BORROWING BY TRUSTEE TO ACQUIRE STOCK
              Since the primary purpose of the Plan is to acquire Employer Stock for the benefit of Participants and their beneficiaries, the Trustee shall, as directed by the Administrator, act as a seeker of Employer Stock and shall have the power, as directed by the Administrator, to borrow money to purchase Employer Stock and for other purposes of the Trust Fund from itself as a bank, from the Employer, from any stockholder of the Employer, from any Participant, or from any other lender, and for the sum so advanced or borrowed to issue its promissory note as Trustee and to accept the Employer or any other Person as guarantor of such note; provided, however:

                           (a) such loan is primarily for the benefit of
              Participants and beneficiaries of the Plan,

                           (b) such loan is at an interest rate which is not in
              excess of a reasonable rate,

                           (c) no Trust Fund assets, except Employer Stock
              purchased with the proceeds of such loan (or Employer Stock pledged as security for a prior exempt loan which was repaid with the proceeds of the current loan), may be pledged as security for the loan,

                           (d) such loan shall be repaid only from those amounts
              (other than Employer Stock) contributed by the Employer to the Trust Fund and from amounts earned on Employer Stock pledged as security and on investments of such amounts contributed,

                           (e) in the event of default, the value of Plan assets
              transferred in satisfaction of the loan may not exceed the amount of default, and

                           (f) the Employer must contribute to the Trust Fund
              amounts sufficient to enable the Trust Fund to pay each installment of principle and interest on such loan on or before the date such installment is due, even if no tax benefit results from such contribution.

5.07       DIVERSIFICATION ELECTION
              Notwithstanding anything herein to the contrary, any Participant who has attained age 55 and completed 10 years of Plan participation shall have the right to make an election to direct the Trustee as to investment of his account. Such a Participant may elect within 90 days after the close of each Plan Year in the qualified election period (as defined in Section 401 (a) (28) of the Code) to diversify 25% of his account, less any amount to which a prior election applies. In the case of the last year to which an election applies, 50% shall be substituted for 25%.

              The Plan may meet the requirements of Section 401 (a) (28) of the Code by either (i) offering at least 3 investment options or (ii) distributing the portion of the account covered by the election to the Participant within the 90 day period after the election is made.

                                   SECTION 6.
                                  DISTRIBUTIONS

6.01:      RETIREMENT
              When a Participant's employment by the Employer is terminated through retirement at or after his Normal Retirement Date, the Administrator shall direct the Trustee to distribute to him as provided in Section 6.05 hereof the full value of his Account as of the valuation date next following his retirement.

6.02:      DISABILITY
              When a Participant's employment by the Employer is terminated for disability, the Administrator shall direct the Trustee to distribute to him as provided in Section 6.05 hereof the full value of his Account as of the valuation date next following his termination. A Participant shall be deemed to be disabled for purposes of the Plan when the Administrator finds that he is unable to engage in substantial gainful activity for the Employer by reason of a medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration and which may be evidenced by approval of his application for disability benefits under the Federal Social Security Act, as amended, or by other competent medical evidence.

6.03:      DEATH
              In the event that a Participant dies while in the employ of the Employer, the Administrator shall direct the Trustee to distribute to his beneficiary as provided in Section 6.05 hereof the full value of his Account as of the valuation date next following his death. In the event an inactive Participant dies, the administrator shall direct the Trustee to distribute to his beneficiary as provided in Section 6.05 hereof the remaining vested value of his Account, if any.

6.04:      OTHER TERMINATION OF EMPLOYMENT
                            (a) When a Participant's employment by the Employer
              is terminated for any reason other than retirement, disability, or death, the Participant's participation shall cease. If such termination occurs before a Break in Service takes place, the Participant's Account shall not be distributable immediately, but shall be held intact until the completion of a Break in Service. Upon the completion of a Break in Service following such termination the Administrator shall direct the Trustee to distribute to him, as provided in Section 6.05 hereof, a percentage of his Account at the Allocation Date coinciding with or next following the completion of such Break in Service. Such percentage, if any, shall be determined by the number of full Years of Service that he had at the time participation ceases, as follows:

             Number of Full Years of                         Percentage of
             Service of a Participant                       Account Vested

           Less than 1                                           None
            At least 1 but less than 2                            10%
            At least 2 but less than 3                            20%
            At least 3 but less than 4                            30%
            At least 4 but less than 5                            40%
            At least 5 but less than 6                            60%
            At least 6 but less than 7                            80%
                     7 Years or more                             100%

                           (b) That percentage of such Participant's Account not
              so vested, if any, shall be forfeited at the end of five (5) consecutive Breaks in Service and shall be allocated as provided in Section 4 hereof. Such forfeiture and allocation shall occur as of the last day of the Plan Year in which the Participant has incurred the fifth consecutive Break in Service as a result of such termination.

                           (c) Notwithstanding the above vesting schedule, any
              Participant who has attained age 55 while employed by the Employer shall thereupon become fully (100%) vested in his Account.

                           (d) If the Plan's vesting schedule is amended or the
              Plan is amended in any way that directly or indirectly affects the computation of a Participant's vested percentage, or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least five (5) Years of Service with the Employer may elect within a reasonable period after the adoption of the amendment or change to have his vested percentage computed under the Plan without regard to such amendment or change. The period during which the election may be made shall commence on the date the amendment is adopted or deemed to be made and shall end on the latest of:

                                   (i) sixty (60) days after the amendment is
                       adopted;

                                   (ii) sixty (60) days after the amendment
                       becomes effective; or

                                   (iii) sixty (60) days after the Participant
                       is given written notice of the amendment by the Employer or Administrator.

6.05:      METHOD AND TIMING OF DISTRIBUTION
                           (a) The value of a Participant's Account will be
              computed as soon as possible after the applicable Allocation Date. If the value of such Account does not exceed $3,500, the Administrator shall direct the Trustee to distribute the full amount thereof in a lump sum immediately. Otherwise, the amount in such Account shall be distributed in one or more of the methods following as the Participant may select:

                                 (i) In a single distribution immediately, or
                      upon some future date selected by the Participant, but not later than his Normal Retirement Date.

                                 (ii) In equal installments payable monthly,
                      quarterly, or annually over any period selected not exceeding the life expectancy of the Participant or the joint life expectancy of the Participant and his beneficiary.

              In no event shall any distribution to a Participant commence as of a date later than sixty (60) days subsequent to the close of the Plan Year in which the latest of the Participant's 65th birthday, his Break in Service or the tenth anniversary of the date he commenced participation has occurred.

              Any part of a Participant's Account which is retained in the Trust after the date on which his participation ends will continue to be treated as a Employer Stock or as a Non-Stock Account, as the case may be. However, such Accounts will not be credited with any further Employer contributions or forfeitures.

                           (b) Notwithstanding the provisions of Section 6.05,
              with respect to any Participant who continues to be an Employee and who attains age seventy and one-half (70-1/2) on or after January 1, 1988 and any Participant who attained age 70-1/2 before January 1, 1988 and who was a "5-percent owner" (as defined in Section 416 (i) of the Code) at any time during the Plan Year ending with or within the calendar year in which the Participant attained age sixty-six and one-half (66-1/2) or any subsequent Plan Year, other than a Participant with a valid designation in effect under Section 242 (b) (2) of the Tax Equity and Fiscal Responsibility Act of 1982, the interest of each such Participant shall be distributed to him in accordance with Section 6.05 commencing no later than April 1 following the calendar year in which he attains age seventy and one-half (70-1/2).

                           (c) Notwithstanding the provisions of Section 6.05,
              in the event a Participant dies before benefits commence, the Participant's entire Account shall be distributed no later than five (5) years after the date of the Participant's death except to the extent provided in (i) or (ii) below:

                                 (i) if any portion of the Participant's
                      interest in the Plan is payable to (or for the benefit of) his designated beneficiary, distribution of the Participant's Account may be made over the life of the designated beneficiary (or over a period not exceeding the life expectancy of the designated beneficiary), commencing no later than one year after the date of the Participant's death or such later date as may be provided in Treasury Regulations under the applicable provisions of the Code;

                                 (ii) if the designated beneficiary is the
                      Participant's surviving Spouse, the date on which distribution is required to begin in accordance with sub-section (i) above shall not be earlier than the date on which the Participant would have attained age 70-1/2, and if the surviving Spouse dies before distribution to such Spouse begins, subsequent distributions shall be made as if the surviving Spouse were the Participant.

              For purposes of this section, any amount paid to a child of a Participant shall be treated as if it had been paid to the surviving Spouse if such amount becomes payable to the surviving Spouse when the child reaches the age of majority (or such designated event as may be permitted under Treasury Regulations).

                           (d) For purposes of Paragraphs (b) and (c) of this
              Section 6.05, the life expectancy of the Participant and the Participant's Spouse, if any, may be redetermined but no more frequently than annually. However, in the case of any other designated beneficiary, such life expectancy shall be calculated at the time payment first commences without recalculation.

6.06       RE-EMPLOYMENT
              For purposes of vesting in the Plan any Employee who is re-employed following termination of employment shall be credited with all services and Years of Services he had accumulated prior to such termination except for Years of Service before any period of consecutive Breaks in Service if the number of consecutive Breaks in Service equals or exceeds the greater of
(a) five (5), or (b) the aggregate number of his Years of Service before such break, and the Participant did not have any vested right to his Account. In addition, if such re-employment takes place before five (5) consecutive Breaks in Service have occurred, the nonvested portion of the Participant's Account shall be restored.

              Provided, however, service and Years of Service completed by a Participant upon re-employment after five (5) consecutive Breaks in Service shall not affect the vested percentage of his Account accrued prior to such five-year period and shall not act to restore any nonvested portion of such Account forfeited upon any prior Break in Service. Thus, such restoration of service and Years of Service shall be for the purpose of determining the Participant's vested percentage in amounts accruing after his re-employment.

              Amounts in a re-employment Participant's Account attributable to the period prior to five (5) consecutive Breaks in Service shall be accounted for separately from amounts in such participant's Account attributable to the period after such five (5) consecutive Breaks in Service.

6.07:      FORM OF DISTRIBUTION
              Distribution of a participant's Account may be made entirely in Employer Stock or in cash, or in any combination thereof, as the Administrator shall direct; provided, however, that a participant may demand that some or all of his distribution be made in Employer Stock.

6.08:      RESTRICTIONS AND RIGHTS ON DISTRIBUTED SHARES
              Shares of Employer Stock, other than Employer Stock purchased with the proceeds of an exempt loan, distributed by the Trustee may, as determined by the Employer or the Administrator, be subject to a "right of refusal;" provided, however, such right may not be exercised at a time when the Employer Stock is publicly traded. Such a "right" shall provide that, prior to any subsequent transfer, the shares must first be offered by written offer to the Trust and then if refused by the Trust, to the Employer at the then fair market value, as determined by the Trustee. A bona fide written offer received from a prospective buyer shall be deemed to be the fair market value of such shares for this purpose. The Trust or Employer, as the case may be, may accept the offer at any time during a period not exceeding thirty (30) days after receipt of such offer.

6.09:      PROTECTIONS AND RIGHTS; NONTERMINABILITY; PUT OPTION
                           (a) Except as provided in sub-section (b) below or as
              otherwise required by applicable law, no Employer security acquired with the proceeds of an exempt loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan, whether or not the Plan is then an ESOP. The provisions hereof shall be nonterminable.

                           (b) Employer securities acquired by the Plan shall be
              subject to a put option if such securities when distributed to a Participant, his donees or beneficiaries (herein "Distributees") are not readily tradable on an established market. The put option shall be exercised only by Distributees. A Distributee shall have the right to sell all or a portion of such securities to the Employer for a period of sixty (60) days following the date of such distribution of such securities. If the put option is not exercised within such sixty-day period, the Distributee shall have an additional sixty (60) days, commencing with the first day of the following Plan Year, in which to exercise the put option. The Distributee desiring to exercise the put option shall give written notice to the Employer of such desire, which notice shall contain the Distributee's name and address and the number of shares to be sold. Such shares shall be purchased by the Employer at their fair market value.

6.10:      VOLUNTARY PARTIAL WITHDRAWALS
              A Participant may make a withdrawal election, while still employed by the Employer, to receive up to fifty percent (50%) of fully vested shares in his Employer Stock Account which have been held in such account for at least seven (7) full Plan Years. Provided, however, only shares which are free of encumbrances or liens shall be subject to such election, and provided, further, that if the Participant has a Spouse, the Spouse must consent to such withdrawal in the manner prescribed by Section 7.01 hereof.

              Any Participant who makes such a withdrawal shall not participate in Employer contributions or forfeitures for the Plan Year in which such a withdrawal is made, although for purposes of the Plan his participation shall continue if it would otherwise do so.

              A participant may make several withdrawal elections, but the aggregate of such elections shall not entitle him to withdraw more than fifty percent (50%) of the shares in his Account (which would be there had he made no such elections). The Administrator and Trustee shall adopt uniform rules and procedures for implementing this withdrawal election.

6.11:      ADVANCE DISTRIBUTION AND DIVIDENDS
              Except as otherwise provided in this Section 6.11 and Section 6.10, a Participant is not entitled to any payment, withdrawal, or distribution under the Plan during his participation.

              To mitigate any hardship to a participant after his service has ended and before his Account is fully distributable, the Administrator may direct the Trustee to advance to him or to his beneficiary a partial distribution of Employer Stock not to exceed one-half of his Account as then estimated by the Administrator. If any such partial distribution is made, the participant's Account when computed will be reduced by the amount of any such advance.

6.12:      DIRECT ROLLOVERS
              This Section 6.12 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this paragraph, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this paragraph the following definitions shall apply:

                           (a) An eligible rollover distribution is any
              distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401 (a) (9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                           (b) An eligible retirement plan is an individual
              retirement account described in Section 408 (a) of the Code, an individual retirement annuity described in Section 408 (b) of the Code, an annuity plan described in Section 403 (a) of the Code, or a qualified trust described in Section 401 (a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                           (c) A distributee includes a Participant or the
              Participant's surviving Spouse and the Participant's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414 (p) of the Code, as distributees with regard to the interest of the Spouse or former Spouse.

                           (d) A direct rollover is a payment by the Plan to the
              eligible retirement plan specified by the distributee.

                                   SECTION 7.
                           DESIGNATION OF BENEFICIARY

7.01:      DESIGNATION OF BENEFICIARY
              Each Participant may designate a person or persons as beneficiary to receive payments in the event of his death by filing with the Administrator a designation in writing signed by him in such form as the Administrator shall prescribe, and may change or revoke the designation from time to time and at any time by filing with the Administrator a new designation; provided, however, that if the Participant is survived by a Spouse, then the Participant's Spouse shall be the Participant's sole beneficiary unless the Spouse consents in writing to the Participant's designation of one or more persons, other than the Spouse, as a beneficiary of all or a portion of the Participant's Account. Any beneficiary designation made by a Participant may be changed or revoked by the Participant at any time or from time to time during his lifetime with the consent of his Spouse. Any written consent required of a Participant's Spouse shall acknowledge the effect of the consent and shall be witnessed by a representative of the Plan or a notary public. The consent of a Spouse shall not be required if the Administrator determines that the Spouse cannot be located or that the Code and ERISA otherwise do not require such consent. In the event that at the death of a Participant no beneficiary has been so designated or no beneficiary so designated shall survive him, then his Spouse, followed by his descendants per stirpes (including adopted children), and lastly, his estate, shall be deemed to be his beneficiary. In the event that the surviving beneficiary of a deceased Participant dies while any distributable part of the Account of the Participant remains undistributed, the Administrator shall direct the Trustee to distribute the distributable balance of such Account in a single payment to the personal representative of the beneficiary.

7.02:      APPLIED FOR BENEFIT OF BENEFICIARY
              In the event that the Administrator shall find that any person to whom a benefit is payable under the Plan is unable to care for his affairs because of illness or accident, or otherwise, the Administrator may direct that any benefit payments due shall be paid to the duly appointed legal representative of such person, or if there by no duly appointed legal representative to the spouse, a child, a parent or other blood relative of the person, or to any person deemed by the Administrator to have incurred expense for the benefit of such person, and any such payments so made shall be a complete discharge of the liabilities of the Plan.

                                   SECTION 8.
                                 ADMINISTRATION

8.01:      TRUSTEE
              All contributions of the Employer shall be paid into, and all benefits herein provided for shall be paid from, a Trust Fund established by agreement between the Employer and a Trustee or Trustees, which shall be in such form and contain such provisions as the Employer may deem appropriate, including, but not limited to, provisions with respect to the powers and authority of the Trustee, the authority of the Employer to amend the Trust Agreement and the authority of the Employer to settle the accounts of the Trustee on behalf of all persons having an interest in the Trust Fund. The Administrator shall have exclusive authority and discretion to manage and control the assets of the Trust Fund. The Trustee shall be a directed, custodial Trustee. When entered into, the Trust Agreement shall be taken to form a part of the Plan and all rights and benefits that may accrue to any person under the plan shall be subject to all the terms and provisions of the Trust Agreement.

8.02       EXCLUSIVE BENEFIT OF PARTICIPANTS
              Under the Plan and Trust Agreement it shall be impossible, at any time prior to the satisfaction of all liabilities with respect to Participant's and their beneficiaries entitled to benefits under the plan for any part of the corpus or income of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of such Participants or their beneficiaries. Except as provided in Section 8.03, the assets of the Trust Fund shall never inure to the benefit of the Employer and shall be held for the exclusive purpose of providing benefits to Participants in the Plan and their beneficiaries and defraying the reasonable expenses of administering the Trust Fund.


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



8.03:      RETURN OF EMPLOYER CONTRIBUTION
                           (a) Section 8.02 shall not prohibit the return to the
              Employer of contributions made by the Employer if:

                                 (i) the contribution is conditioned on the
                      qualification of the plan under the Code, the Plan does not so qualify and the contribution is returned within one year after the plan is found to not so qualify;

                                 (ii) the contribution is made due to a mistake
                      of fact, the contribution is returned within one year of the mistaken payment of the contribution and the return satisfies the requirements of sub-section (b) below; or

                                 (iii) the contribution is conditioned on its
                      deductibility under Section 404 of the Code, the deduction is disallowed, the contribution is returned within one year of the disallowance of the deduction, and the return satisfies the requirements of sub-section (b) below.

                           (b) The return of a contribution to the Employer
              satisfies the requirements of this sub-section if the amount so returned (i) does not exceed the excess of the actual contribution over the amount which would have been contributed had there been no mistake of fact or error in determining the deduction, as the case may be, and (ii) does not include the earnings attributable to such contribution. However, a return will not satisfy the requirements of this sub-section unless (A) the amount of the contribution so returned is reduced by any losses attributable to the contribution, and (B) no Participant's Account is reduced by the return of the contribution to less than such Account would have been had the returned contribution never been made.

8.04:      ADMINISTRATION
                           (a) The Employer shall appoint one or more persons as
              Administrators of the Plan, to be known individually and collectively as the Administrator. The Administrator shall be the "named fiduciary" within the meaning of ERISA and shall be in charge of the operation and the administration of the Plan. Such persons shall hold office at the pleasure of the Employer, and no person shall be disqualified from being an Administrator by reason of being a Participant. One person may serve in several capacities under the Plan and the Trust Agreement.

                           (b) The Administrator shall have the power to
              delegate specific fiduciary responsibilities (other than those of the Trustee with respect to control of the assets of the Trust
              Fund). Such delegations may be to officers or employees of the Employer or to other persons, all of whom shall serve at the pleasure of the Administrator and, if full-time employees of the Employer,


                                      -27-
              without compensation. Any such person, including a person serving as an Administrator, may resign by delivering a written resignation to the Administrator, or if no Administrators remain, to the Employer. Vacancies of Administrators may be filled by the Employer, and other vacancies may be filled by the Administrator or the assigned responsibilities may be reabsorbed or redelegated by the Administrator.

                           (c) The Administrator shall administer the Plan in
              accord with its terms and shall have all powers necessary to carry out its terms. All interpretations of the Plan, and questions concerning its administration and application, shall be determined by the Administrator, and such determination shall be binding on all persons except as otherwise expressly provided herein.

                           (d) The Administrator and those to whom the
              Administrator has delegated fiduciary duties shall keep a record of all their proceedings and actions, and shall maintain all such books of account, records, and other data as shall be necessary for the proper administration of the Plan and to meet the disclosure and reporting requirements of ERISA. In no event shall a corporate trustee be designated or deemed to be the Administrator.

8.05:      NOTICE OF DENIAL OF CLAIMS
              In accordance with applicable regulations of the Secretary of Labor or Treasury, the Administrator shall (a) notice in writing to any Participant or beneficiary whose claim for benefits under the Plan has been denied, setting forth the specific reasons for such denial, written in a manner calculated to be understood by the Participant, and (b) afford a reasonable opportunity to any Participant whose claim for benefits has been denied for a full and fair review by the Administrator under uniform and nondiscriminatory procedures (to be adopted by the Administrator in accordance with applicable laws and regulation) of the decision denying the claim.

8.06:      PRUDENT MAN RULE
              Consistent with the purposes of the Plan the Administrator shall discharge its duties under the Plan solely in the interest of the Participants and their beneficiaries and (a) for the exclusive purpose of providing benefits to such Participants and their beneficiaries and defraying reasonable expenses of administering the Plan; (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and (c) in accordance with the provisions of the Plan, insofar as the Plan is consistent with ERISA as in effect at the time.

8.07:      ADMINISTRATOR'S AUTHORITY, LIABILITY, AND INDEMNIFICATION
              The Administrator shall be entitled to rely upon all certificates of the Employer and upon all opinions of law given by duly appointed counsel (who may be of counsel to the Employer) and shall be fully protected in respect to any act done or permitted or


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



determination made in good faith in reliance upon any such certificate or opinion. The Employer agrees, to the extent permitted by law, to indemnify and hold the Administrator and each of its members, if more than one Administrator, and agents harmless from and against any claims, losses, damages, expenses, or liability it or they may incur in the administration of the Plan or Trust Fund, unless the same is determined to be due to their own gross negligence or willful misconduct.

                                   SECTION 9.
                            AMENDMENT AND TERMINATION

9.01:      AMENDMENT
              The Board of Directors of the Employer at any time, by written notice to the Administrator and to the Trustee, may amend in whole or in part any or all of the provisions of the Plan; provided, however, that no such amendment shall authorize or permit any part of the Trust Fund to be used for or diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries; and provided, further, that no such amendment (except to the extent that it is made retroactive to secure a favorable determination as to the initial or subsequent qualification of the Plan under the Code) shall reduce any interest of any Participant or beneficiary existing immediately prior to such amendment and no such amendment shall increase the role or responsibility of the Trustee without the express written consent of the Trustee thereto.

9.02:      TERMINATION
              The Board of Directors of the Employer at any time, by written notice to the Administrator and to the Trustee, may direct the Administrator to terminate the Plan. Upon such termination or partial termination or upon a complete discontinuance of the Employer's contributions hereunder, the rights of all affected Participants and beneficiaries having an interest in the Trust Fund, at the effective date of such termination or discontinuance, to the amounts credited to their respective Accounts shall be nonforfeitable. The Administrator shall direct the Trustee to distribute to each Participant and beneficiary the full value of his undistributed account as soon as practicable after that date by whatever appropriate method or methods the Administrator in its sole discretion shall select. Generally the Administrator shall pay the full amount to be distributed in one single payment. Notwithstanding such termination or discontinuance, the provisions of Section 8 hereof and of the Trust Agreement shall continue in effect until the Trustee shall have completed the distribution of the Trust Fund and its accounts have been settled.

9.03:      MERGER OR CONSOLIDATION OF PLAN
              In case of any merger or consolidation of the Plan with, or transfer of its assets or liabilities to, any other plan, each Participant shall be entitled, immediately after the merger, consolidation or transfer, to receive (if the Plan were then terminated) a benefit equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then been terminated).


                                      -29-

                                   SECTION 10.
                              TOP-HEAVY PROVISIONS

10.01:     TOP-HEAVY PROVISIONS
              If the Plan is or becomes top-heavy in any Plan Year, Sections 10.03-10.06 shall become effective and shall supersede any conflicting provisions in the plan.

10.02:     DETERMINATION OF TOP-HEAVY STATUS
              The Plan will be considered to be top-heavy for the Plan Year if, as of the Anniversary Date of the preceding Plan Year, (a) the sum of the Accounts (including contributions which are due but unpaid as of such Anniversary Date and including any part of any Account distributed in the five-year period ending on such Anniversary Date) of participants who are key employees (as defined in Section 416 (i) of the Code) ("Key Employees") exceeds 60% of the sum of the Accounts (including contributions which are due but unpaid as of such Anniversary Date and including any part of any Account distributed in the five-year period ending on such Anniversary Date) of all Participants (the "60% Test"), or (b) the plan is part of a required aggregation group (within the meaning of Section 416 (g) of the Code) and the required aggregation group is top-heavy. However, and notwithstanding the results of the 60% Test, the plan shall not be considered a top-heavy plan for any Plan Year in which the Plan is part of a required or permissive aggregation group (within the meaning of Section 416 (g) of the Code) which is not top-heavy.

10.03:     MINIMUM ALLOCATION
              Notwithstanding the provisions of Section 4.04 (a) as now or hereafter in effect, for any Plan Year in which the Plan is top-heavy, the total Employer contributions made by the Required Aggregation Group which are allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of (a) three percent (3%) of such Participant's Compensation, or (b) the largest percentage of Employer contributions (as a percentage of the Key Employee's Compensation) allocated on behalf of any Key Employee for the Plan Year. The minimum allocation shall be determined without regard to any Employer contributions to Social Security. The minimum allocation shall be made even though, under other Plan provisions, the participant would not otherwise be entitled to receive an allocation because of his failure to complete one thousand (1000) Hours of Service during the Plan Year. Notwithstanding the above, no allocation shall be made to the Account of a participant who is not in the employ of the Employer on the Anniversary Date. The minimum allocation required (to the extent required to be non-forfeitable under Section 416 (b) of the Code) may not be forfeited under Sections 411 (a)
(3) (B) or 411 (a) (3) (D) of the Code.


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



10.04:     MINIMUM VESTING
              Notwithstanding the provisions of Section 6.04, if a Participant's termination of employment for reasons other than attainment of his Normal Retirement Date, disability or death occurs while the Plan is top-heavy, such participant's vested percentage of his Account shall be as determined under the following schedule:

      Years of Service at                       Percentage of
       Termination Date                         Account Vested

          Less than 2                                 0%
               2                                     20%
               3                                     40%
               4                                     60%
               5                                     80%
               6                                    100%

10.05:   CHANGE IN VESTING SCHEDULE

              In the event the plan becomes top-heavy and thereafter ceases to be top-heavy, the vesting schedule may be changed to that set forth in Section
6.04. In the event the vesting schedule is so changed, all Participants with at least five (5) Years of Service at the time such change is adopted shall be entitled to the greater of the vested percentage under the vesting schedule existing before such change or the vested percentage existing under the vesting schedule after such change. If the vesting schedule in the Plan is changed, the vested percentage of any Participant's Account derived from Employer contributions shall not be less than the vested percentage computed under the Plan without regard to such change.

                                   SECTION 11.
                                  MISCELLANEOUS

11.01:     NO CONTRACT AND RIGHT LIMITED TO PLAN
              No Employee or Participant shall have any right or claim to any benefit under the Plan except in accordance with the provisions of the Plan, and then only to the extent that there are funds available therefor in the hands of the Trustee. The establishment of the Plan shall not be construed as creating any contract of employment between the Employer and any Employee or otherwise conferring upon any Employee or other person any legal right to continuation of employment, nor as limiting or qualifying the right of the Employer to discharge any Employee without regard to the effect that such discharge might have upon his rights under the Plan.

11.02:     SPENDTHRIFT CLAUSE
              Except in the case of a qualified domestic relations order as provided for in Section 11.03 hereof, no interest, right or claim in or to any part of the Trust Fund or any payment therefrom shall be assignable, transferable or subject to sale, mortgage, pledge,


                                      -31-
hypothecation, commutation, anticipation, garnishment, attachment, execution or levy of any kind, and the Trustee shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute or anticipate the same, except to the extent required by law. If any person entitled to any benefit under the Plan shall be adjudicated bankrupt or shall attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, then the Administrator in its discretion forthwith terminate the right of such person to such benefit and direct the Trustee to hold or apply the amount thereof for the benefit of such person, his Spouse, children or other dependents, or any of them, in such manner and in such proportion as the Administrator in its discretion shall determine.

11.03:     QUALIFIED DOMESTIC RELATIONS ORDER
              A Qualified Domestic Relations Order is a judgment, decree or order (including approval of a property settlement agreement) made pursuant to a state domestic relations law including community property law) that relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant ("Alternate Payee") and which:

                           (a) creates or recognizes the existence of an
              Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable to a Participant under this Plan; and

                           (b) specifies (i) the name and last known mailing
              address (if any) of the Participant and each Alternate Payee covered by the order, (ii) the amount or percentage of the Participant's Plan benefits to be paid to any Alternate Payee, or the manner in which such amount or percentage is to be determined and (iii) the number of payments or the period to which the order applies and each plan to which the order relates; and

                           (c)   does not require the Plan to

                                  (i) provide any type or form of benefit or any
                       option not otherwise provided under the Plan;

                                  (ii) pay any benefits to any Alternate Payee
                       prior to the earlier of the affected Participant's termination of employment or the earlier of either (I) the earliest date benefits are payable under the Plan to a Participant or (II) the later of the date the Participant attains age 50 or the earliest date on which the Participant could obtain a distribution from the Plan if the Participant separated from service;

                                  (iii) pay any benefits which are not vested
                       under the Plan;

                                  (iv) provide increased benefits; or


                                      -32-

                                  (v) pay benefits to an Alternate Payee that
                       are required to be paid to another Alternate Payee under a prior Qualified Domestic Relations Order.

              For purposes of this Plan, an Alternate Payee who had been married to the Participant for at least one year may be treated as a spouse with respect to the portion of the Participant's benefit in which such Alternate Payee has an interest provided that the Qualified Domestic Relations Order provides for such treatment. However, under no circumstances may the spouse of an Alternate Payee (who is not a Participant hereunder) be treated as a spouse under the terms of the Plan.

              Upon receipt of any judgment, decree or order (including approval of a property settlement agreement) relating to the provision of payment by the Plan to an Alternate Payee pursuant to a state domestic relations law, the Administrator shall promptly notify the affected Participant and any Alternate Payee of the receipt of such judgment decree order and shall notify the affected Participant and any Alternate Payee of the Administrator's procedure for determining whether or not the judgment, decree or order is a Qualified Domestic Relations Order.

              The Administrator shall establish a procedure to determine the status of a judgment, decree or order as a Qualified Domestic Relations Order and to administer Plan distributions in accordance with Qualified Domestic Relations Order. Such procedure shall be in writing, shall include a provision specifying the notification requirements enumerated in the preceding paragraph, shall permit an Alternate Payee to designate a representative for receipt of communications from the Administrator and shall include such other provisions as the Administrator shall determine, including provisions required under regulations promulgated by the Secretary of the Treasury.

              During any period in which the issue of whether a judgment, decree or order is a Qualified Domestic Relations Order is being determined (by the Administrator, a court of competent jurisdiction or otherwise), the Administrator shall account for separately the amount, if any, which would have been payable to the Alternate Payee during such period if the judgment, decree or order had been determined to be a Qualified Domestic Relations Order.

              If the judgment, decree or order is determined to be a Qualified Domestic Relations Order within the 18-month period following the receipt by the Administrator of the Qualified Domestic Relations Order, then payment of the amount shall be paid to the appropriate Alternate Payee. If such a determination is not made within the 18-month period, the amount shall be returned to the Participant's accounts under the Plan and shall be paid at the time and the manner provided under the Plan as if no order, judgment or decree had been received by the Administrator.


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




11.04:     INTERPRETATIONS
              Whenever in the language of the Plan the masculine gender is used, it shall be deemed equally to refer to the female sex. Headings and titles in the Plan are solely for convenience only and shall not be construed as affecting the meaning expressed in the sections therein. The Plan shall be interpreted, construed and administered in accordance with the Employee Retirement Income Security Act of 1974, as in effect at that time, and the laws of the State of Delaware.

              IN WITNESS WHEREOF, the Employer has caused this instrument in several counterparts to be executed in its name and its corporate seal to be hereunto affixed by its officers thereunto duly authorized.


ATTEST:                                BHA GROUP HOLDINGS, Inc.

/s/ Stanley D. Biggs                    By /s/ James C. Shay
---------------------------------         -------------------------------------
                                                  (Corporate Seal)



                                   -34-